EXHIBIT 99.43

        IXIS 2005-HE4                        Data
Pool Balance                     $         700,120,395.63
# of Loans                       #                   3863
Avg Prin Balance                 $             181,237.48
WAC                              %                  7.599
WA Net Rate                      %                  7.079
WAM                              #                    353
Seasoning                        #                      3
Second Liens                     %                   3.11
WA CLTV                          %                  79.81
WA FICO                          #                    627
Prepay Penalties                 %                  71.25
WAC (Arms only)                  %                  7.540
WAM (Arms only)                  #                356.695
WA Margin                        %                  6.237
WA Initial Cap                   %                  2.676
WA Periodic Cap                  %                  1.255
WA Cap                           %                  6.512
WA Months to Roll                #                     22
Fixed                            %                  13.00
Balloons                         %                   1.80
2/28 Arms                        %                  75.21
3/27 Arms                        %                   9.11
Other Hybrid Arms                %                   2.68
1-Month LIBOR                    %                   0.00
6-Month LIBOR                    %                  87.00
Other Index                      %                  13.00
Purchase                         %                  45.59
Cash-Out Refi                    %                  49.61
Rate-Term Refi                   %                   4.80
Debt Consolidation               %                   0.00
Owner                            %                  94.77
Second Home                      %                   1.06
Investor                         %                   4.17
Single Family                    %                  79.67
2-4 Family                       %                   7.69
PUD                              %                   7.44
MH                               %                   0.07
Condo                            %                   5.12
Full Doc                         %                  46.89
Stated Doc                       %                  50.91
Limited Doc                      %                   2.21
No Doc                           %                   0.00
MI Flag                         Y/N  N
% of Pool Covered                %   N/A
Effective LTV                    %   N/A
FICO <460                        %                   0.00
FICO 460-479                     %                   0.00
FICO 480-499                     %                   0.00
FICO 500-519                     %                   4.58
FICO 520-539                     %                   5.52
FICO 540-559                     %                   5.72
FICO 560-579                     %                   6.55
FICO 580-599                     %                   9.72
FICO 600-619                     %                  12.17
FICO 620-639                     %                  13.62
FICO 640-659                     %                  13.33
FICO 660-679                     %                  10.21
FICO 680-699                     %                   7.06
FICO 700-719                     %                   3.89
FICO 720-739                     %                   3.55
FICO 740-759                     %                   1.88
FICO >760                        %                   2.19

LTV <20                          %                   0.11
LTV 20.01-30                     %                   0.40
LTV 30.01-40                     %                   0.87
LTV 40.01-50                     %                   1.48
LTV 50.01-60                     %                   2.94
LTV 60.01-70                     %                   8.60
LTV 70.01-80                     %                  53.79
LTV 80.01-90                     %                  22.38
LTV 90.01-100                    %                   9.44
LTV >100                         %                   0.00
                                                       Data                 Data
$ 0-25,000                     # & %                   63                 0.17
$ 25,001-50,000                # & %                  280                 1.61
$ 50,001-75,000                # & %                  415                 3.78
$ 75,001-100,000               # & %                  439                 5.55
$ 100,001-150,000              # & %                  782                13.96
$ 150,001-200,000              # & %                  571                14.26
$ 200,001-250,000              # & %                  389                12.46
$ 250,001-300,000              # & %                  296                11.52
$ 300,001-350,000              # & %                  217                10.05
$ 350,001-400,000              # & %                  142                 7.60
$ 400,001-450,000              # & %                  104                 6.33
$ 450,001-500,000              # & %                   80                 5.48
$ 500,001-550,000              # & %                   35                 2.63
$ 550,001-600,000              # & %                   17                 1.40
$ 600,001-650,000              # & %                   17                 1.53
$ 650,001-700,000              # & %                    7                 0.68
$ 700,001-750,000              # & %                    4                 0.42
$ 750,001-800,000              # & %                    3                 0.34
$ 800,001-850,000              # & %                    1                 0.12
$ 850,001-900,000              # & %                    1                 0.13
$ 900,001-950,000              # & %                    0                 0.00
$ 950,001-1,000,000            # & %                    0                 0.00
> $ 1,000,001                  # & %                    0                 0.00

Alabama                          %                   0.19
Arizona                          %                   2.93
Arkansas                         %                   0.15
California                       %                  22.94
Colorado                         %                   1.38
Connecticut                      %                   1.66
Delaware                         %                   0.27
District of Columbia             %                   0.41
Florida                          %                  11.36
Georgia                          %                   2.16
Hawaii                           %                   0.54
Idaho                            %                   0.88
Illinois                         %                   3.31
Indiana                          %                   0.64
Iowa                             %                   0.71
Kansas                           %                   0.60
Kentucky                         %                   0.40
Louisiana                        %                   0.39
Maine                            %                   0.10
Maryland                         %                   5.45
Massachusetts                    %                   3.58
Michigan                         %                   1.73
Minnesota                        %                   0.47
Mississippi                      %                   0.44
Missouri                         %                   1.22
Montana                          %                   0.07
Nebraska                         %                   0.29
Nevada                           %                   2.66
New Hampshire                    %                   0.51
New Jersey                       %                   6.47
New Mexico                       %                   0.34
New York                         %                   6.21
North Carolina                   %                   0.91
North Dakota                     %                   0.05
Ohio                             %                   1.02
Oklahoma                         %                   0.49
Oregon                           %                   1.15
Pennsylvania                     %                   2.17
Rhode Island                     %                   1.50
South Carolina                   %                   0.44
Tennessee                        %                   1.61
Texas                            %                   2.81
Utah                             %                   0.32
Virginia                         %                   3.84
Washington                       %                   2.52
West Virginia                    %                   0.24
Wisconsin                        %                   0.49
Wyoming                          %                   0.04

            Balance          # of loans    WAC      WA FICO    WA CLTV    Owner Occ %  Cashout Refi%   Full Doc%
600,000.01 - 650,000.00               17   6.981       679       80.21         82.09          64.63      29.03
650,000.01 - 700,000.00                7   6.757       667       81.01        100.00          86.35      14.41
700,000.01 - 750,000.00                4   7.149       606       65.57         74.39          75.79      24.62
750,000.01 - 800,000.00                3   7.767       649       71.10        100.00          33.33      33.37
800,000.01 - 850,000.00                1   6.200       641       75.00        100.00           0.00     100.00
850,000.01 - 900,000.00                1   6.490       746       74.96          0.00           0.00       0.00
900,000.01 - 950,000.00                0   0.000         0        0.00          0.00           0.00       0.00
950,000.01 - 1,000,000.00              0   0.000         0        0.00          0.00           0.00       0.00

Please populate appropriate loan characteristics for each loan bucket.

Percentage by range                                            Loans without MI
                                                                    FICOs
                     <450      451-500     501-550            551-600        601-650    651-700   701-750     >750
                  -------------------------------------------------------------------------------------------------------
           <20       0.00%      0.00%       0.05%              0.01%          0.01%      0.03%     0.00%     0.01%
                  -------------------------------------------------------------------------------------------------------
          20-30      0.00%      0.00%       0.16%              0.13%          0.09%      0.01%     0.01%     0.00%
                  -------------------------------------------------------------------------------------------------------
          30-40      0.00%      0.00%       0.43%              0.25%          0.07%      0.07%     0.05%     0.00%
                  -------------------------------------------------------------------------------------------------------
          40-50      0.00%      0.00%       0.38%              0.56%          0.31%      0.14%     0.07%     0.02%
                  -------------------------------------------------------------------------------------------------------
CLTVs     50-60      0.00%      0.03%       0.86%              0.86%          0.68%      0.51%     0.00%     0.00%
                  -------------------------------------------------------------------------------------------------------
          60-70      0.00%      0.01%       2.92%              2.25%          1.80%      1.01%     0.35%     0.25%
                  -------------------------------------------------------------------------------------------------------
          70-80      0.00%      0.13%       5.32%              7.83%         18.49%      14.80%    5.45%     1.76%
                  -------------------------------------------------------------------------------------------------------
          80-90      0.00%      0.00%       2.85%              6.39%          7.22%      4.08%     1.23%     0.61%
                  -------------------------------------------------------------------------------------------------------
          90-100     0.00%      0.00%       0.07%              1.44%          3.93%      2.59%     0.96%     0.44%
                  -------------------------------------------------------------------------------------------------------
           >100      0.00%      0.00%       0.00%              0.00%          0.00%      0.00%     0.00%     0.00%
                  -------------------------------------------------------------------------------------------------------

                                                           Loans with MI
                                                               FICOs
                     <450      451-500     501-550            551-600        601-650    651-700   701-750     >750
                  -------------------------------------------------------------------------------------------------------
           <20
                  -------------------------------------------------------------------------------------------------------
          20-30
                  -------------------------------------------------------------------------------------------------------
          30-40
                  -------------------------------------------------------------------------------------------------------
          40-50
                  -------------------------------------------------------------------------------------------------------
 LTVs     50-60
                  -------------------------------------------------------------------------------------------------------
          60-70
                  -------------------------------------------------------------------------------------------------------
          70-80
                  -------------------------------------------------------------------------------------------------------
          80-90
                  -------------------------------------------------------------------------------------------------------
          90-100
                  -------------------------------------------------------------------------------------------------------
           >100
                  -------------------------------------------------------------------------------------------------------

Loan Count                                                 Loans without MI
                                                               FICOs
                    <450/NA    451-500     501-550            551-600    601-650      651-700     701-750     >750
                  --------------------------------------------------------------------------------------------------
           <20              0            0            3            1           1             2           0        1
                  --------------------------------------------------------------------------------------------------
          20-30             0            0           10           10           6             2           1        0
                  --------------------------------------------------------------------------------------------------
          30-40             0            0           21           13           3             3           3        0
                  --------------------------------------------------------------------------------------------------
          40-50             0            0           17           22          12             8           3        2
                  --------------------------------------------------------------------------------------------------
CLTVs     50-60             0            1           40           42          30            14           0        0
                  --------------------------------------------------------------------------------------------------
          60-70             0            1          109           89          68            33           8        9
                  --------------------------------------------------------------------------------------------------
          70-80             0            5          216          318         630           443         148       49
                  --------------------------------------------------------------------------------------------------
          80-90             0            0          131          255         230           124          44       18
                  --------------------------------------------------------------------------------------------------
          90-100            0            0            5           99         285           189          70       16
                  --------------------------------------------------------------------------------------------------
           >100             0            0            0            0           0             0           0        0
                  --------------------------------------------------------------------------------------------------

                                                           Loans with MI
                                                               FICOs
                     <450      451-500     501-550     551-600       601-650     651-700    701-750     >750
                  -------------------------------------------------------------------------------------------------
           <20
                  -------------------------------------------------------------------------------------------------
          20-30
                  -------------------------------------------------------------------------------------------------
          30-40
                  -------------------------------------------------------------------------------------------------
          40-50
                  -------------------------------------------------------------------------------------------------
 LTVs     50-60
                  -------------------------------------------------------------------------------------------------
          60-70
                  -------------------------------------------------------------------------------------------------
          70-80
                  -------------------------------------------------------------------------------------------------
          80-90
                  -------------------------------------------------------------------------------------------------
          90-100
                  -------------------------------------------------------------------------------------------------
           >100
                  -------------------------------------------------------------------------------------------------

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

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